                                                                 EXHIBIT 10.13

                             ALASKA AIR GROUP, INC.

                              1995 ELECTED OFFICERS

                          SUPPLEMENTARY RETIREMENT PLAN

                             EFFECTIVE AUGUST 8,1995


                                TABLE OF CONTENTS

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PREAMBLE...................................................................................................     1

SECTION 1 - DEFINITIONS....................................................................................     2

         1.1      Actuarial Equivalence....................................................................     2
         1.2      Administrative Committee.................................................................     3
         1.3      Affiliated Companies.....................................................................     3
         1.4      Authorized Leave of Absence..............................................................     4
         1.5      Beneficiary..............................................................................     4
         1.6      Board....................................................................................     4
         1.7      Change of Control........................................................................     4
         1.8      Code.....................................................................................     5
         1.9      Company..................................................................................     5
         1.10     Company Service..........................................................................     5
         1.11     Compensation.............................................................................     5
         1.12     Competing Activity.......................................................................     6
         1.13     Disabled.................................................................................     6
         1.14     Early Retirement Date....................................................................     6
         1.15     Effective Date...........................................................................     6
         1.16     Elected Officer..........................................................................     7
         1.17     Elected Officer Service..................................................................     7
         1.18     Employee.................................................................................     7
         1.19     Employer.................................................................................     7
         1.20     ERISA....................................................................................     7
         1.21     Final Average Monthly Compensation.......................................................     7
         1.22     Hour of Service..........................................................................     7
         1.23     Late Retirement Date.....................................................................     8
         1.24     Normal Retirement Age....................................................................     8
         1.25     Normal Retirement Date...................................................................     8
         1.26     Participant..............................................................................     8
         1.27     Plan.....................................................................................     8
         1.28     Plan Administrator.......................................................................     8
         1.29     Plan Year................................................................................     8
         1.30     Qualified Plan...........................................................................     8
         1.31     Qualified Plan Benefit...................................................................     8
         1.32     Retirement Date..........................................................................     8

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

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
         1.33     Social Security Benefit..................................................................     9
         1.34     Terminate................................................................................     9
         1.35     Termination For Cause....................................................................     9
         1.36     Wages....................................................................................     9
         1.37     Additional Definitions in Plan...........................................................     9

SECTION 2 - ELIGIBILITY AND PARTICIPATION..................................................................    10
         2.1      Eligibility and Participation............................................................    10
         2.2      Termination of Participation.............................................................    10
         2.3      Inactive Participation...................................................................    10

SECTIONS 3 - RETIREMENT BENEFITS...........................................................................    11
         3.1      Target Aggregate Benefit.................................................................    11
         3.2      Normal Retirement Benefit................................................................    12
         3.3      Early Retirement Benefit.................................................................    12
         3.4      Late Retirement Benefit..................................................................    12
         3.5      Cost of Living Adjustment................................................................    13

SECTION 4 - PAYMENT FORMS..................................................................................    14
         4.1      Forms of Payment.........................................................................    14
         4.2      Automatic Form of Payment................................................................    15
         4.3      Payment Form Election....................................................................    15

SECTION 5 - CHANGE OF CONTROL BENEFITS.....................................................................    16
         5.1      Change of Control Benefit................................................................    16
         5.2      Form of Payment..........................................................................    16
         5.3      Amount of Change of Control Benefit......................................................    16

SECTION 6 - DEATH BENEFITS.................................................................................    17
         6.1      Death Benefits Prior to Benefit Commencement.............................................    17
         6.2      Death Benefits After Benefit Commencement................................................    17

SECTION 7 - VESTING........................................................................................    18
         7.1      Vesting..................................................................................    18
         7.2      Forfeiture...............................................................................    19

SECTION 8 - POWERS AND DUTIES OF THE COMMITTEE.............................................................    20
         8.1      Appointment of Administrative Committee..................................................    20
         8.2      Powers and Duties........................................................................    20
         8.3      Administrative Committee Procedures......................................................    20
         8.4      Appointment of Agents....................................................................    21
         8.5      Administrative Committee Expenses........................................................    21

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

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         8.6      Administrative Expenses..................................................................    21
         8.7      Determinations...........................................................................    21
         8.8      Claim and Review Procedure...............................................................    21
         8.9      Exemption From Liability/Indemnification.................................................    23

SECTION 9 - AMENDMENT AND TERMINATION......................................................................    24
         9.1      Amendment or Termination.................................................................    24

SECTION 10 - MISCELLANEOUS PROVISIONS......................................................................    25
         10.1     Appendices...............................................................................    25
         10.2     ERISA Status.............................................................................    25
         10.3     Unfunded Nature of the Obligation........................................................    25
         10.4     Facility of Payment......................................................................    25
         10.5     Governing Law............................................................................    25
         10.6     Limitation on Assignment.................................................................    25
         10.7     No Additional Rights.....................................................................    25
         10.8     Notice...................................................................................    26
         10.9     Severability.............................................................................    26
         10.10    Tax Consequences and Withholding.........................................................    26
EXECUTION/SIGNATURE PAGE...................................................................................    27

APPENDIX I TO THE - ALASKA AIR GROUP, INC. 1995 ELECTED OFFICERS
         SUPPLEMENTARY RETIREMENT PLAN.....................................................................    28

APPENDIX II TO THE - ALASKA AIR GROUP, INC. 1995 ELECTED OFFICERS
         SUPPLEMENTARY RETIREMENT PLAN.....................................................................    29

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                    PREAMBLE

         The purpose of this Alaska Air Group, Inc. 1995 Elected Officers Supplementary Retirement Plan is to provide certain elected officers of Alaska Air Group, Inc. (the "Company") and of certain affiliated companies with supplemental retirement benefits, the receipt of which is deferred until after the covered employee retires or terminates employment.

         This Plan shall constitute a plan which is unfunded and which is maintained primarily for the purpose of providing deferred compensation benefits for certain elected officers who constitute a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(I) of ERISA.

         The Plan set forth in the following pages is adopted by the Company, effective August 8, 1995.

Alaska Air Group, Inc.
1995 Elected Officers Supplemental Retirement Plan
Effective August 8, 1995

                                    SECTION 1

                                  DEFINITIONS

Whenever capitalized in this Plan, the following capitalized terms shall have the meanings set forth below except where otherwise provided. As used in the Plan, the masculine, feminine, and neuter genders shall each be deemed to include the other or others.

1.1      Actuarial Equivalence

         "Actuarial Equivalence" and its derivatives as the context requires (such as "Actuarially") means that the present value of two (2) payments or series of payments shall be of equal value when computed as follows:

         (a) For purposes of Sections 3.2 Normal Retirement Benefit, 4.1(c) Ten Year Certain and Life Annuity, 4.1(d) Ten Year Certain Installments, and 5.3 Amount of Change of Control Benefit, Actuarial Equivalence shall be computed using the following:

                  (i) the annual interest rate on thirty (30) year Treasury securities as determined under Code Section 417 (which, as of the Effective Date, is the average annual yield on thirty (30) year Treasury Constant Maturities) for the November preceding the beginning of the Plan Year; and

                  (ii) the prevailing Commissioners' standard table described in Code Section 807(d)(5)(A), without regard to any other subparagraphs of Section 807(d)(5) used to determine reserves for group annuity contracts issued on the date as of which the present value is being determined (which as of the Effective Date is the 1983 Group Annuity Mortality Table, fifty percent (50%) male and fifty percent (50%) female).

         (b) For purposes of Section 4.1(b) Joint and Survivor Annuity, Actuarial Equivalence shall be computed using the following formula:

                  1.0 - (.12)(W) - (.005)[(2.0)(X) - Y - Z],
                  but not more than one (1),
                  where W equals the Joint and Survivor Annuity percentage;
                  X equals the Participant's age nearest birthday;
                  Y equals the Participant's spouse's age nearest birthday; and Z equals the age at the Participant's Normal Retirement Date.

         (c) For purposes of Section 5.3(a) After Commencement of Benefits, the Actuarial Equivalent of the remaining benefits otherwise payable is determined as follows:

                  (i) for a Participant whose benefit, as of the date of the Change of Control, is reduced by the Participant's Social Security Benefit, the Actuarial Equivalent of the remaining benefits otherwise payable is determined assuming that the Participant's Social Security Benefit does not increase after the Change of Control date;

                  (ii) for a Participant whose benefit, as of the date of the Change of Control, is not reduced by a Social Security Benefit, the Actuarial Equivalent of the remaining benefits otherwise payable is determined assuming that the Participant begins receiving monthly Social Security Benefits on the later of the Change of Control date or the earliest date on which the Participant is eligible for a benefit from Social Security. The amount of the monthly

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                                                               2

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                           Social Security Benefit assumed to be received by the
                           Participant is determined in accordance with the Social Security Act in effect as of the date of the Change of Control and is based on the following assumptions;

                           (1) assuming the Participant's Wages exceed the taxable wage base provided under Section 230 of the Social Security Act for each Plan Year beginning with the Plan Year in which the Participant attained age twenty one (21) and ending with the last Plan Year ending before the Change of Control; and

                           (2) assuming the Participant has no Wages during or after the Plan Year in which the Change of Control occurs; and

                           (3) assuming the Social Security Benefits do not increase after the assumed Social Security Benefit beginning date.

         (d) For purposes of Section 5.3(b) Before Commencement of Benefits and After Termination and 5.3(c) Before Termination, the Actuarial Equivalent of the Normal Retirement Benefit is determined assuming that the Participant begins receiving monthly Social Security Benefits on the later of the Change of Control date or the earliest date on which the Participant is eligible for a benefit from Social Security. The amount of the monthly Social Security Benefit assumed to be received by the Participant is determined in accordance with the Social Security Act in effect as of the date of the Change of Control, based on the following assumptions:

                  (i) assuming the Participant's Wages exceed the taxable wage base provided under Section 230 of the Social Security Act for each Plan Year beginning with the Plan Year in which the Participant attained age twenty one (21) and ending with the last Plan Year ending before the Change of Control; and

                  (ii) assuming the Participant has no Wages during or after the Plan Year in which the Change of Control occurs.

                  (iii) For purposes of determining the Qualified Plan Benefit under Section 1.31, Actuarial Equivalence shall be computed using the definition of Actuarial Equivalence under the Qualified Plan, unless the form of payment elected under this Plan is not an option under the Qualified Plan, in which case Actuarial Equivalence under Section 1.1(a) above shall apply.

1.2      Administrative Committee

         "Administrative Committee" means a committee appointed by the Chairman of the Board to administer the Plan pursuant to Section 8.

1.3      Affiliated Companies

         "Affiliated Companies" or "Affiliate" means:

         (a)      the Company;

         (b) any other corporation which is a member of a controlled group of corporations which includes the Company (as defined in Code
                  Section 414(b));

         (c) any other trade or business under common control with the Company (as defined in Code Section 414(c)); or

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

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

         (d) any other member of an affiliated service group which includes the Company (as defined in Code Section 414(m)).

1.4      Authorized Leave of Absence

         "Authorized Leave of Absence" means any period of approved leave of absence from the Employer taken by a Participant, and granted by the Employer in its absolute discretion, including absences for which a Participant is granted re-employment rights under any Federal or state law.

1.5      Beneficiary

         "Beneficiary" means the person or persons entitled to receive a Participant's benefits payable under the Plan. The Beneficiary is the person or persons named in the Participant's latest written designation filed with the Administrative Committee, provided that the consent of the Participant's spouse (if any) is required for the election of a nonspouse Beneficiary and for any subsequent changes of the Participant's Beneficiary designation. Spousal consent must be in writing, name the designated Beneficiary and be notarized.

         If no designation has been filed with the Administrative Committee, or if the person or persons designated do not survive the Participant, the Beneficiary shall be the following persons in the following order of priority: (1) the surviving spouse (regardless of length of marriage), and (2) the estate of the Participant.

         If the Beneficiary dies after the death of the Participant, but before full distribution has been made to that Beneficiary, the balance, if any, shall be distributed to the estate of that deceased Beneficiary.

1.6      Board

         "Board" means the Board of Directors of the Company, or a committee composed of fewer than all of the members of the Board of Directors of the Company that is authorized to act on behalf of the Board.

1.7      Change of Control

         "Change of Control" means the occurrence of any of the following:

         (a) the Board approves (or, if approval of the Board is not required as a matter of law, the shareholders of the Company approve):

                  (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of common stock of the Company would be converted into cash, securities or other property, other than a merger of the Company in which the holders of common stock of the Company immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                  (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Participant's Employer; or

                  (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Participant's Employer;

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

         (b) at any time during a period of twenty-four (24) months, fewer than a majority of the members of the Board are Incumbent Directors. "Incumbent Directors" means:

                  (i) individuals who constituted the Board at the beginning of such period; and

                  (ii) individuals who were nominated or elected by all of, or a committee composed entirely of, the individuals described in (i); and

                  (iii) individuals who were nominated or elected by individuals described in (ii).

                  (iv) any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall, as a result of a tender or exchange offer, open market purchases, privately-negotiated purchases or otherwise, become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the then-outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of members of the Board ("Voting Securities" to be calculated as provided in paragraph
                           (d) of Rule 13d-3 in the case of rights to acquire common stock of the Company) representing 20% or more of the combined voting power of the then-outstanding Voting Securities.

         Unless the Board shall determine otherwise, a Change of Control shall not be deemed to have occurred by reason of any corporate reorganization, merger, consolidation, transfer of assets, liquidating distribution or other transaction entered into solely by and between the Company and an Employer, or any Affiliates thereof, provided such transaction has been approved by at least two-thirds (2/3) of the Incumbent Directors (as defined above) then in office and voting.

1.8      Code

         "Code" means the Internal Revenue Code of 1986, as amended and regulations promulgated under the Code.

1.9      Company

         "Company" means Alaska Air Group, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors in interest.

1.10     Company Service

         "Company Service" means the period of time measured in completed whole years, commencing with the date on which an Employee first completes an Hour of Service for an Affiliated Company during the current period of employment and ending on the earlier of the date of Termination or the date the Employee ceases to be an Elected Officer. Non-continuous periods are aggregated to determine the Employee's total Company Service. Notwithstanding the foregoing, the Board may increase an individual's Company Service, in its absolute discretion provided that any affected Participant shall be notified of any such adjustment.

1.11     Compensation

         "Compensation" means the basic monthly salary paid to an Employee, excluding amounts payable under the Management Incentive Program, any other bonus, transportation allowances, repayment of expenses, insurance payments, or similar payments or allowances, but including any earnings deferred by an Employee for the month under the terms of any

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995
         salary deferral plan including the Alaskasaver Plan maintained by the Company, and including any pre-tax employee contributions to a cafeteria plan pursuant to Code Section 125.

1.12     Competing Activity

         "Competing Activity" means the following activities if begun without the prior written consent of the Participant's Employer:

         (a) solicitation of business at any time within four (4) years after Termination that is substantially similar to the business conducted by an Employer; or

         (b) employment at any time within four (4) years after Termination by another airline serving any of the same geographic area served by any Affiliate.

         The Administrative Committee shall determine in its sole discretion whether a Participant has or is engaged in a Competing Activity and shall provide the Participant with written notice of the determination and of its demand to cease the Competing Activity within thirty (30) days after the notice. The Administrative Committee's determination of Competing Activity shall become final and operative if the Administrative Committee determines that the Competing Activity is being conducted after the expiration of the thirty (30) day notice period.

1.13     Disabled

         "Disabled" means a condition resulting from demonstrable injury or disease which will permanently, continuously and wholly prevent the Employee from engaging in any occupation or performing any work for remuneration or profit; provided that this term shall not include any injury or disease which:

         (a) resulted from or consists of habitual drunkenness or addiction to narcotics;

         (b) was contracted, suffered or incurred while the Employee was engaged in, or resulted from having engaged in, a criminal enterprise;

         (c)      was intentionally self-inflicted;

         (d) arose while the Employee was on Authorized Leave of Absence without pay or was absent without authorization; or

         (e) arose as a result of service in the armed forces of any country.

1.14     Early Retirement Date

         "Early Retirement Date" means the first day of the first month following the later of:

         (a)      Termination; and

         (b) the Participant's fifty-fifth (55th) birthday, provided that Termination occurs prior to the participant's sixtieth (60th) birthday.

         If the Participant has reached age sixty (60) on the date of Termination, Early Retirement Date shall not apply.

1.15     Effective Date

         "Effective Date" means August 8, 1995.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

1.16     Elected Officer

         "Elected Officer" means an officer of an Employer that is elected by the Board, pursuant to the bylaws of the Employer.

1.17     Elected Officer Service

         "Elected Officer Service" means the period(s) of time measured in completed whole years, during which an Employee is an Elected Officer of the Company or Alaska Airlines, Inc. and the period(s) during which an Employee is the Chief Executive Officer of Horizon Air Industries, Inc. Non-continuous periods of Elected Officer Service are aggregated to determine an Employee's total years of Elected Officer Service. Notwithstanding the foregoing, the Board may increase an individual's Elected Officer Service, in its absolute discretion provided that any affected Participant shall be notified of any such adjustment.

1.18     Employee

         "Employee" means any person who is:

         (a)      employed by an Employer as a common law employee;

         (b) is customarily employed by the Employer for twenty (20) or more hours per week and for at least five (5) months per calendar year; and

         (c)      is compensated on a salary basis.

1.19     Employer

         "Employer" means the Company and any Affiliate that adopts this Plan in writing with the consent of the Board, and agrees to be bound by the terms and conditions of the Plan and any amendments or modifications thereto, and which is listed in Appendix II. In the event an Employer ceases participation in the Plan, the date participation ceases shall be indicated in the Appendix.

1.20     ERISA

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.21     Final Average Monthly Compensation

         "Final Average Monthly Compensation" means a Participant's average Compensation for a period of sixty (60) consecutive months ending on the earlier of (a) the Participant's Termination or (b) the date of a Change of Control. If an active Participant has fewer than sixty (60) consecutive months in the period, Final Average Monthly Compensation means average Compensation for the lesser of:

         (a) the most recent sixty (60) months (whether or not consecutive); or

         (b)      the total Company Service.

1.22     Hour of Service

         "Hour of Service" means each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer or any Affiliated Company.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

1.23     Late Retirement Date

         "Late Retirement Date" means the first day of the month next following the date of the Participant's Termination, provided that Termination occurs after the Participant's sixtieth (60th) birthday.

1.24     Normal Retirement Age

         "Normal Retirement Age" means the first day of the month next following the Participant's sixtieth (60th) birthday.

1.25     Normal Retirement Date

         "Normal Retirement Date" means the first day of the month next following the Participant's sixtieth (60th) birthday provided the Participant Terminates on the Participant's sixtieth (60th) birthday.

1.26     Participant

         "Participant" means each Elected Officer who participates in this Plan pursuant to the provisions of Section 2.

1.27     Plan

         "Plan" means the Alaska Air Group, Inc. 1995 Elected Officers Supplementary Retirement Plan, as set forth herein.

1.28     Plan Administrator

         "Plan Administrator" means the Company.

1.29     Plan Year

         "Plan Year" means the period beginning on the Effective Date and ending on December 31, 1995, and thereafter each calendar year.

1.30     Qualified Plan

         "Qualified Plan" means any defined benefit retirement plan that is qualified or is intended to be qualified under Code Section 401 (a) and that is maintained by an Affiliated Company, as amended from time to time.

1.31     Qualified Plan Benefit

         "Qualified Plan Benefit" means the Actuarial Equivalent of the monthly benefit the Participant is entitled to receive under the Qualified Plan determined as though benefits under the Qualified Plan commence at the same time and are payable in the same form of payment as benefits under this Plan.

1.32     Retirement Date

         "Retirement Date" means a Participant's Early, Normal or Late Retirement Date, whichever applies.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

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

1.33     Social Security Benefit

         "Social Security Benefit" means the Primary Insurance Amount, as defined under the Social Security Act, that is actually received by a Participant or Beneficiary. Except as provided under Section 1.1(c) and (d) in determining Change of Control benefits under Section 5.3, the Administrative Committee shall deem the Participant or Beneficiary to actually receive the greatest amount of Social Security Benefit at the earliest date to which the Participant or Beneficiary is eligible unless the Participant provides evidence to the contrary that is satisfactory to the Administrative Committee.

1.34     Terminate

         "Terminate" and its derivatives as the context requires (such as "Termination") means no longer employed by an Employer or Affiliated Company as a common law employee. An Authorized Leave of Absence is not a Termination.

1.35     Termination For Cause

         "Termination For Cause" means Termination for reason of admission by the Employee or substantiation by the Employer of;

         (a) embezzlement, dishonesty or other fraud, conviction of a felony or conspiracy against an Employer; or

         (b) if Termination occurred prior to a Change of Control, any willful or intentional injury to either an Employer, its property, or its employees in connection with the business affairs of an Employer.

1.36     Wages

         "Wages" means a Participant's wages as defined under Code Section 3121, which are subject to Federal Insurance Contribution Act tax under Code
         Section 3101.

1.37     Additional Definitions in Plan

         The following terms are defined in the following Sections of the Plan:

Benefit Percentage.......................................................   3.1(b)
Change of Control Benefit................................................   5.1
Joint and Survivor Annuity...............................................   4.1(b)
Review Panel.............................................................   8.8(c)
Target Aggregate Benefit.................................................   3.1(a)
Ten Year Certain and Life Annuity........................................   4.1(c)
Ten Year Certain Installments............................................   4.1(d)
Whole Life Annuity.......................................................   4.1(a)

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                    SECTION 2

                          ELIGIBILITY AND PARTICIPATION

2.1      Eligibility and Participation

         An Elected Officer shall become a Participant upon the participation commencement date specified by the Administrative Committee. Each Participant, the Participant's participation commencement date, and the Participant's Company Service and Elected Officer Service, if any, on the Participant's participation commencement date shall be listed on Appendix I.

2.2      Termination of Participation

         A Participant's participation in the Plan will terminate when the Participant's benefits under this Plan have been paid in full.

2.3      Inactive Participation

         A Participant's active participation will cease when he or she Terminates or becomes Disabled. A Participant's active participation also will cease if the Board determines that the Participant ceases to be an Elected Officer or the Administrative Committee determines that the Participant failed to make tax payments under Section 10.9. The date a Participant's active participation ceases shall be listed on Appendix I, which shall be updated from time to time. An inactive Participant's benefits shall be determined as though the Participant Terminates on the date active participation ceases.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                    SECTION 3

                               RETIREMENT BENEFITS

3.1      Target Aggregate Benefit

         (a)      Target Aggregate Benefit Definition

                  A Participant's "Target Aggregate Benefit" is determined in the form of a Whole Life Annuity commencing at Normal Retirement Age and is equal to:

                  (i) the Participant's Final Average Monthly Compensation multiplied by the Participant's Benefit Percentage; or

                  (ii) if greater than (i) above, the Participant's Qualified Plan Benefit determined without application of any Code Section the effect of which is to limit, reduce or restrict the Participant's Qualified Plan Benefit, including without limitation Code Sections 415 and 401(a)(17).

                  Notwithstanding the preceding sentence, a Participant's benefit under this Plan is determined in accordance with Sections 3.2, 3.3, 3.4 and 3.5, whichever apply to the Participant.

         (b)      Benefit Percentage Definition

                  A Participant's "Benefit Percentage" is determined in accordance with the following table:

===================================================================================
                              ELECTED OFFICER SERVICE
-----------------------------------------------------------------------------------
                                                                            10 or
                  At Least   At Least   At Least   At Least   At Least       More
                  5 Years    6 Years    7 Years    8 Years     9 Years      Years
-----------------------------------------------------------------------------------
Company Service
-----------------------------------------------------------------------------------
0 to 10 Years       50%        50%         50%       55%        55%          55%
-----------------------------------------------------------------------------------
11 to 15 Years      50%        55%         55%       60%        60%          60%
-----------------------------------------------------------------------------------
16 to 20 Years      55%        60%         60%       65%        65%          65%
-----------------------------------------------------------------------------------
21 to 25 Years      60%        65%         65%       70%        70%          70%
-----------------------------------------------------------------------------------
26 or More          65%        70%         70%       70%        70%          75%
Years
===================================================================================

Notwithstanding the above and without regard to the Participant's Company Service, a Participant who has less than five (5) years of Elected Officer Service on the date of a Change of Control shall have the following "Benefit Percentage" for purposes of determining the Participant's Change of Control benefit under Section 5.3(b) or 5.3(c):

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

=====================================================
ELECTED OFFICER SERVICE            BENEFIT PERCENTAGE
-----------------------------------------------------
At least 1 year                          10%
-----------------------------------------------------
At least 2 years                         20%
-----------------------------------------------------
At least 3 years                         30%
-----------------------------------------------------
At least 4 years                         40%
=====================================================

3.2      Normal Retirement Benefit

         A Participant's monthly Normal Retirement Benefit payable on his or her Normal Retirement Date is the Participant's Target Aggregate Benefit, if any, adjusted as follows:

         (a) first, Actuarially adjusted for form of payment (if the form of payment is other than a Whole Life Annuity);

         (b)      second, reduced by the Qualified Plan Benefit as defined in
                  Section 1.31;

         (c)      third, multiplied by the vesting percentage determined under
                  Section 7; and

         (d) fourth, reduced by the amount of the Social Security Benefit (if any) as defined in Section 1.33.

3.3      Early Retirement Benefit

         A Participant's monthly Early Retirement Benefit payable on his or her Early Retirement Date is the Participant's Target Aggregate Benefit, if any, adjusted as follows:

         (a) first, reduced by one one-hundred-eightieth (1/180th) for each of the first sixty (60) months that ,the Participant's Early Retirement Date precedes the Participant's Normal Retirement Age;

         (b) second, Actuarially adjusted for form of payment (if the form of payment is other than a Whole Life Annuity);

         (c)      third, reduced by the Qualified Plan Benefit as defined in
                  Section 1.31;

         (d)      fourth, multiplied by the vesting percentage determined under
                  Section 7; and

         (e) fifth, reduced by the amount of the Social Security Benefit (if any) as defined in Section 1.33.

3.4      Late Retirement Benefit

         A Participant's monthly Late Retirement Benefit payable on his or her Late Retirement Date is the Participant's Target Aggregate Benefit, if any, determined taking into account Elected Officer Service and Company Service and Final Average Monthly Compensation earned as of the date of Termination (including service and compensation earned after age sixty
         (60)), adjusted as follows:

         (a) first, Actuarially adjusted for form of payment (if the form of payment is other than a Whole Life Annuity);

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

         (b)      second, reduced by the Qualified Plan Benefit as defined in
                  Section 1.31;

         (c)      third, multiplied by the vesting percentage determined under
                  Section 7; and

         (d) fourth, reduced by the amount of the Social Security Benefit as defined in Section 1.33.

3.5      Cost of Living Adjustment

         The Board may adjust the amount of benefits then being paid to any or all Participants and Beneficiaries to reflect increases in the cost of living The adjustment shall be made in the amount and at the times determined solely in the discretion of the Board.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                    SECTION 4

                                 PAYMENT FORMS

4.1      Forms of Payment

         The following forms of benefit payment are options under the Plan, subject to the conditions of Sections 4.2 and 4.3.

         (a)      Whole Life Annuity

                  "Whole Life Annuity" means monthly payments beginning on the Retirement Date and ending the first day of the month preceding the Participant's date of death.

         (b)      Joint and Survivor Annuity

                  "Joint and Survivor Annuity" means reduced monthly payments to a Participant from the Retirement Date to the first day of the month preceding the Participant's date of death, and if the Participant predeceases the Participant's Beneficiary, monthly payments to the Participant's Beneficiary equal to fifty percent (50%), sixty-six and two-thirds percent (66-2/3%), seventy-five percent (75%), or one hundred percent (100%) of the reduced amount payable to the Participant, beginning on the Participant's date of death and ending the first day of the month preceding the Beneficiary's date of death. The Participant shall elect which percentage applies at the same time that the Participant elects a Joint and Survivor Annuity. A Joint and Survivor Annuity shall be Actuarially Equivalent to the Participant's benefit payable in the form of a Whole Life Annuity.

                  If the Participant's Beneficiary dies after the Participant's benefit payments begin, the Participant's payments will be the same reduced amount as otherwise payable under the Joint and Survivor Annuity. If the Participant's Beneficiary dies before the date as of which the Participant's benefit payments are to begin, any election of a form of benefit under this Section would be canceled automatically. If the Participant dies before the date as of which the Participant's benefit payments are to begin, the Beneficiary shall not be entitled to receive any payments under this Section. However, a spouse may be entitled to a death benefit under Section 6.

         (c)      Ten Year Certain and Life Annuity

                  "Ten Year Certain and Life Annuity" means reduced monthly payments from the Retirement Date to the first of the month preceding the Participant's death, but in no event will less than one hundred and twenty (120) equal monthly payments be made. If the Participant dies before receiving one hundred and twenty (120) monthly payments, the remaining payments shall continue to be made to the Participant's Beneficiary. A Ten Year Certain and Life Annuity shall be Actuarially Equivalent to the Participant's benefit payable in the form of a Whole Life Annuity.

         (d)      Ten Year Certain Installments

                  "Ten Year Certain Installments" means one hundred and twenty
                  (120) equal monthly payments that are Actuarially Equivalent to the Participant's benefits payable as a Whole Life Annuity. If the Participant dies before receiving one hundred and twenty (120) monthly payments, the remaining payments shall continue to be made to the Participant's Beneficiary.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

4.2      Automatic Form of Payment

         Unless a Participant elects otherwise in accordance with Section 4.3, the Participant's benefit shall be paid as provided below:

         (a)      Married Participant

                  A Participant who is married on the Participant's Retirement Date shall receive his or her benefits in the form of a one hundred percent (100%) Joint and Survivor Annuity.

         (b)      Unmarried Participant

                  A Participant who is not married on the Participant's Retirement Date shall receive the Participant's benefits in the form of a Ten Year Certain and Life Annuity.

4.3      Payment Form Election

         (a)      Advance Election

                  Subject to approval of the Administrative Committee, a Participant may elect one of the forms of payment of benefits under Section 4.1 in lieu of the automatic payment form under
                  Section 4.2 as long as the Participant's election is made at least one (1) year before the Participant's Termination. Subject to approval of the Administrative Committee, a Participant may change a prior payment-form election, provided that the change is made at least one (1) year before the Participant's Termination. Once benefit payments commence, the payment form cannot be changed by the Participant or Beneficiary.

         (b)      Unanticipated Changes In Life Circumstances

                  Notwithstanding the preceding Section 4.3(a), subject to approval of the Administrative Committee, Participant may elect a payment form or change a prior payment-form election less than one (1) year before Termination, provided that the Participant demonstrates that the Participant has experienced or will experience an unanticipated change in life circumstances that is involuntary and with respect to which the participant's request payment form is consistent. Examples of an unanticipated change in life circumstances that satisfy this Section 4.3 include (but are not limited to) involuntary Termination and death of a spouse.

         (c)      Form and Manner of Election

                  All payment-form elections shall be made in the form and manner prescribed by the Administrative Committee and shall be subject to approval of the Administrative Committee.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                    SECTION 5

                           CHANGE OF CONTROL BENEFITS

5.1      Change of Control Benefit

         Notwithstanding any other provision of the Plan, in the event of a Change of Control, each Participant (or his or her Beneficiary), except a Participant Terminated For Cause before the date of the Change of Control, shall receive a Change of Control benefit in accordance with this Section, in lieu of all other benefits payable under this Plan.

5.2      Form of Payment

         All Change of Control Benefits shall be paid in the form of a single lump sum payment determined under Section 5.3, within sixty (60) days after a Change of Control. After payment of all Change of Control Benefits, this Plan shall terminate automatically, and no Participant or Beneficiary will have any further rights under the Plan.

5.3      Amount of Change of Control Benefit

         (a)      After Commencement of Benefits

                  If benefit payments have commenced as of the date of the Change of Control, any Participant, spouse, or Beneficiary receiving benefits as of the date of the Change of Control shall receive a single lump sum payment that is the Actuarial Equivalent of the remaining benefits otherwise payable.

         (b)      Before Commencement of Benefits And After Termination

                  If the date of the Change of Control is after a Participant's Termination, but before benefit payments have begun, the Participant shall receive a single lump sum payment that is Actuarially Equivalent to the Participant's Normal Retirement Benefit (if any).

         (c)      Before Termination

                  If the date of the Change of Control is before a Participant's Termination, the Participant shall receive a single lump sum payment that is Actuarially Equivalent to the Participant's Normal Retirement Benefit (if any) determined as though the Participant Terminated on the date of the Change of Control.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                    SECTION 6

                                 DEATH BENEFITS

6.1      Death Benefits Prior to Benefit Commencement

         In the event a married Participant dies before benefit payments begin, he or she shall become one hundred percent (100%) vested upon death pursuant to Section 7.1(c) and his or her spouse shall receive a death benefit as described below:

         (a)      Death Following Early Retirement Date

                  If the Participant dies after reaching age fifty-five (55) but before benefit commencement, the spouse's benefit shall be paid monthly from the first of the month coinciding with or following the Participant's death through the first of the month preceding the spouse's death. The benefit shall equal the amount payable to the surviving spouse under a one hundred percent (100%) Joint and Survivor Annuity form of payment as if the Participant had commenced receiving Early Retirement Benefit, Normal Retirement Benefit, or Late Retirement Benefit payments (whichever applies) as of the date spouse death benefits commence, based upon the Participant's vested Target Aggregate Benefit, if any, at the date of death.

         (b)      Death Prior to Early Retirement Date

                  If the Participant dies prior to reaching age fifty-five (55), the spouse's death benefit shall be paid monthly from the Participant's earliest Retirement Date (determined as if the Participant had survived but was not employed after the date of death) through the first of the month preceding the spouse's death. The benefit shall equal the amount payable to the surviving spouse under a one hundred percent (100%) Joint and Survivor Annuity form of payment as if the Participant had Terminated on the date of death, survived to the date spouse benefits commence and commenced receiving Early Retirement Benefit or Normal Retirement Benefit payments (whichever applies) on such date. If the surviving spouse dies before benefit payments begin, no benefits shall be payable to the spouse's estate or beneficiaries.

6.2      Death Benefits After Benefit Commencement

                  In the event a Participant dies after benefit payments have commenced, his or her Beneficiary may be entitled to receive a benefit depending on the form of payment elected by the Participant. The benefit payable to a Beneficiary is described in Section 4.1(b) Joint and Survivor Annuity, 4.1(c) Ten Year Certain and Life Annuity or 4.1(d) Ten Year Certain Installments, whichever applies according to the form elected by the Participant.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                    SECTION 7

                                     VESTING

7.1      Vesting

         Except as provided in Section 7.2, each Participant shall have at all times a vested, nonforfeitable right to his or her Target Aggregate Benefit as adjusted pursuant to Sections 3.2, 3.3 and 3.4, if any, multiplied by the appropriate vesting percentage determined in accordance with whichever of the following tables produces the greatest vesting percentage:

         (a)      Schedule A

                  A Participant who:

                  (i) has reached age fifty (50) and has completed Company Service of at least fifteen (15) years; or

                  (ii)     Terminates on or after age sixty (60)

                  shall have the following vesting percentage in his or her benefit, if any:

----------------------------------------------------
ELECTED OFFICER SERVICE           VESTING PERCENTAGE
----------------------------------------------------
 5                                        50%
--------------------------------------------
 6                                        60%
--------------------------------------------
 7                                        70%
--------------------------------------------
 8                                        80%
--------------------------------------------
 9                                        90%
--------------------------------------------
 10                                      100%
--------------------------------------------

         (b)      Schedule B

                  A Participant who has reached age fifty (50) and has completed Elected Officer Service of at least ten (10) years shall be one hundred percent (100%) vested in his or her benefit, if any.

         (c)      Death or Disability

                  A Participant who dies prior to Termination or becomes Disabled shall be one hundred percent (100%) vested in his or her Target Aggregate Benefit as adjusted pursuant to Sections 3.2, 3.3 and 3.4, if any, on the date of death or Disability.

         (d)      Change of Control

                  Notwithstanding any other provision of the Plan to the contrary, including without limitation Sections 1.10, 1.35, 7.2(a) and 7.2(b), all Participants who are Employees when a Change of Control occurs shall be one hundred percent (100%) vested in their Target Aggregate Benefit as adjusted pursuant to Sections 3.2, 3.3 and 3.4, if any, (without regard to the Participant's age) in the event of a Change of Control.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

         (e)      Termination of Plan

                  In the event that the Plan is Terminated in whole or in part, all affected Participants shall be one hundred percent (100%) vested in his or her Target Aggregate Benefit as adjusted pursuant to Sections 3.2, 3.3 and 3,4, if any.

7.2      Forfeiture

         (a)      Termination

                  In the event a Participant Terminates:

                  (i) before reaching age fifty (50) and before a Change of Control; or

                  (ii)     before becoming one hundred percent (100%) vested;

                  the Participant's nonvested portion of the Target Aggregate Benefit shall be forfeited.

         (b)      Termination For Cause and Competing Activity

                  Notwithstanding any Plan provision to the contrary other than
                  Section 7.l(d), a Participant's vested and nonvested Target Aggregate Benefit and any death benefit will be forfeited in their entirety and will not be reinstated for any reason upon:

                  (i)      the Participant's Termination for Cause; or

                  (ii) a determination that the Participant is engaged in a Competing Activity.

                  This forfeiture clause has no effect on benefits payable under the Qualified Plan.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                    SECTION 8

                       POWERS AND DUTIES OF THE COMMITTEE

8.1      Appointment of Administrative Committee

         The Plan shall be administered by the Administrative Committee which shall be appointed by the Chairman of the Board. The Administrative Committee shall be composed of at least three (3) members, all of whom are Elected Officers. No bond or other security shall be required of any Administrative Committee member in such capacity.

         The Chairman of the Board shall be the Chairman of the Administrative Committee. Administrative Committee members may participate in the Plan if they are otherwise eligible to do so.

8.2      Powers and Duties

         The Administrative Committee shall have the power and the duty to take all action and to make all decisions necessary or proper to carry out the Plan, including the discretionary authority to interpret the provisions of the Plan and the facts and circumstances of claims for benefits. The Administrative Committee shall have the absolute discretion to decide all issues of fact or law. Any decision by the Administrative Committee that is not shown to be an abuse of discretion must be upheld by a court of law. Without limiting the foregoing, the Administrative Committee shall have the following administrative powers and duties:

         (a) to require any Participant or Beneficiary to furnish information as they may request for the purpose of the proper administration of the Plan as a condition to receiving any benefit under the Plan;

         (b) to make and enforce rules and regulations and prescribe the use of forms as, they shall deem necessary for the efficient administration of the Plan;

         (c) to interpret the Plan and to resolve ambiguities, inconsistencies and omissions in a nondiscriminatory manner;

         (d)      to determine tax withholding;

         (e) to compute the amount of benefits which shall be payable to any person in accordance with the provisions of the Plan; and

         (f) to delegate any of their administrative powers or duties hereunder to any of their agents or employees,

8.3      Administrative Committee Procedures

         A majority of the Administrative Committee members in office may fulfill any act which the Plan authorizes or requires of the Administrative Committee, provided that no Administrative Committee member who participates in the Plan shall vote on any matter that pertains to the member or to the member's rights and/or benefits under the Plan unless such matter pertains to all Participants or all Participant's rights and/or benefits under the Plan. Each member of the Administrative Committee shall be recused from voting on any action pertaining solely to the member or members of the Administrative Committee or their rights and/or benefits under the Plan, and the action shall be taken by a majority of the remaining members of the Administrative Committee, or if the remaining members do not constitute a quorum, by the Compensation Committee of the Board.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

         The action of such majority of the Administrative Committee expressed from time to time by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Administrative Committee and shall have the same effect for all purposes as if assented to by all Administrative Committee members. The majority of Administrative Committee members may delegate in writing to any of them the authority to give certified notice in writing of any action taken by the Administrative Committee.

8.4      Appointment of Agents

         The Administrative Committee may appoint such actuaries, accountants, counsel, specialists, and other persons or organizations as they shall deem necessary for administration of the Plan and they shall be entitled to prudently rely upon any tables, valuations, certificates, opinions, or reports which shall be furnished to them by such persons or organizations.

8.5      Administrative Committee Expenses

         The Administrative Committee shall serve without compensation for services as such, but any reasonable expenses incurred by them in the performance of their duties as Administrative Committee members shall be paid by the Company.

8.6      Administrative Expenses

         All expenses incurred by the Administrative Committee in connection with the administration of the Plan, including but not limited to the compensation of any actuary, accountant, counsel, specialist, or other persons or organizations who shall be employed by the Administrative Committee in connection with the administration thereof, shall be paid by the Company.

8.7      Determinations

         All determinations hereunder made by the Board or the Administrative Committee shall be made in the sole and absolute discretion of the Board, the Compensation Committee of the Board or of the Administrative Committee, as the case may be.

         In the event that any disputed matter shall arise hereunder, including, without in any manner limiting the generality of the foregoing, any matter relating to the eligibility of any person to participate under the Plan, the participation of any person under the Plan, the amounts payable to any person under the Plan, and the applicability and the interpretation of the provisions of the Plan, the decision of the Administrative Committee, Board, or Compensation Committee of the Board upon such matter shall be binding and conclusive upon all persons, including, without in any manner limiting the generality of the foregoing, the Company, the Board, all persons at any time in the employ of the Company, the Participants and their Beneficiaries, and upon the respective successors, assigns, executors, administrators, heirs, next of kin, and distributees of all the foregoing.

8.8      Claim and Review Procedure

         (a)      Application for Benefits

                  Any application for benefits under the Plan shall be submitted to the Company at its principal office. Such application shall be in writing on the prescribed form and shall be signed by the applicant.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

         (b)      Denial of Applications

                  In the event that any application for benefits is denied in whole or in part, the Company shall notify the applicant in writing of the right to a review of the denial. Such written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the Plan provisions on which the denial was based, a description of any information or material necessary to perfect the application, an explanation of why such material is necessary, and an explanation of the Plan's review procedure. Such written notice shall be given to the applicant within 90 days after the Company receives the application unless special circumstances require an extension of time for processing the application. In no event shall such an extension exceed a period of ninety (90) days after the end of the initial 90-day period. If such an extension is required, written notice thereof shall be furnished to the applicant before the end of the initial 90-day period. Such notice shall indicate the special circumstances requiring an extension of time and the date by which the Company expects to render a decision. If written notice is not given to the applicant within the period prescribed by this Subsection (b), the application shall be deemed to have been denied for purposes of Subsection (d) upon the expiration of such period.

         (c)      Review Panel

                  The Company from time to time shall appoint a Review Panel. The "Review Panel" shall consist of three or more individuals who may (but need not) be Employees of the Company and shall be the named fiduciary with the authority to act on any Employee benefit appeal. Members of the Administrative Committee may be appointed to the Review Panel. The Review Panel has discretionary authority to decide all issues of fact or law. Any decision by the Review Panel that is not established to be an abuse of discretion must be upheld by a court of law.

         (d)      Requests for Review

                  Any person whose application for benefits is denied in whole or in part (or such person's duly authorized representative) may appeal from the denial by submitting to the Review Panel a request for a review of such application within six (6) months after receiving written notice of the denial. The Review Panel shall give the applicant or such representative an opportunity to review pertinent documents in preparing such request for review and to submit issues and comments in writing. The request for review shall be in writing and shall be addressed to the Company's principal office. The request for review shall set forth all of the grounds on which it is based, all facts in support of the request, and any other matters which the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

         (e)      Decisions on Review

                  The Review Panel shall act upon each request for review within sixty (60) days after receipt thereof, unless special circumstances require an extension of time for processing, but in no event shall the decision on review be rendered more than one hundred twenty (120) days after the Review Panel receives the request for review. If such an extension is required, written notice thereof shall be furnished to the applicant before the end of the initial sixty (60)-day period. The Review Panel shall give prompt, written notice of its decision to the applicant and to the Company. In the event that the Review Panel confirms the denial of the application for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                  Plan provisions on which the decision is based. To the extent that the Review Panel overrules the denial of the application for benefits, such benefits shall be paid to the applicant.

         (f)      Rules and Procedures

                  The Review Panel shall adopt such rules and procedures, consistent with ERISA and the Plan, as it deems necessary or appropriate in carrying out its responsibilities under this
                  Section 8.8

         (g)      Exhaustion of Administrative Remedies

                  No legal or equitable action for benefits under the Plan shall be brought unless and until the claimant (1) has submitted a written application for benefits in accordance with Subsection
                  (a); (2) has been notified that the application is denied; (3) has filed a written request for a review of the application in accordance with Subsection (d); and (4) has been notified in writing that the Review Panel has affirmed the denial of the application; provided, however, that an action may be brought after the Company or the Review Panel has failed to act on the claim within the time prescribed in Subsection (b) and Subsection (e), respectively.

8.9      Exemption From Liability/Indemnification

                  The members of the Administrative Committee, collectively and individually, shall be free from all liability, joint or several, for their acts, omissions, and conduct, and for the acts, omissions, and conduct of their duly-appointed agents, in the administration of the Plan, except for those acts or omissions and conduct resulting from willful misconduct or lack of good faith.

                  The Company shall indemnify each member of the Administrative Committee, and any other employee, officer, or director of the Company against any claims, loss, damage, expense, or liability, by insurance or otherwise (other than amounts paid in settlement not approved by the Company), reasonably incurred by the individual in connection with any action or failure to act by reason of membership on the Administrative Committee or performance of an authorized duty or responsibility for or on behalf of the Company pursuant to the Plan, unless the same is judicially determined to be the result of the individual's gross negligence or willful misconduct. Such indemnification by the Company shall be made only to the extent such expense or liability is not payable to or on behalf of such person under any liability insurance coverage. The foregoing right to indemnification shall be in addition to any other rights to which any such person may be entitled as a matter of law.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                    SECTION 9

                            AMENDMENT AND TERMINATION

9.1      Amendment or Termination

         (a)      Right to Amend or Terminate

                  Except as otherwise provided in this Section, the Company reserves the right at any time and from time to time to amend any or all provisions of the Plan or terminate the Plan, in whole or in part, for any reason and without consent of any person, and without liability to any person for such amendment or termination. Notwithstanding the preceding sentence, no amendment of the Plan shall:

                  (i) adversely affect the benefits or rights of a Participant or Beneficiary under the Plan (other than election or availability of a form of benefit payment under Section 4) earned and vested as of the effective date of the amendment without the written consent of each affected Participant and Beneficiary unless such change is required by law or regulations or is necessary to avoid unfavorable tax consequences; or

                  (ii) adversely affect the features of the Plan in effect as of the effective date of the amendment without the written consent of each affected Participant and Beneficiary unless such change is required by law or regulations or is necessary to avoid unfavorable tax consequences; or

                  (iii) be adopted or become effective after a Change of Control without the written consent of all Participants and Beneficiaries.

         (b)      Plan Termination

                  Nothing in this Plan shall be construed to require continuation of benefit accruals under this Plan or continuation of this Plan with respect to existing or future Participants or Beneficiaries. Notwithstanding Section 9.l(a)(i), the Company may amend the Plan to cease all future benefit accruals and shall pay benefits according to the then existing or amended distribution provisions. Notwithstanding
                  Section 9.1(a)(i), the Company may terminate the Plan and shall distribute all benefits as soon as administratively feasible in the form of single lump sum payments calculated in the same manner as lump sum benefits are calculated in the event of a Change of Control pursuant to Section 5.3.

         (c)      Procedures

                  Any amendment or termination of the Plan shall be adopted by the Board, made in writing, and executed on behalf of the Company by an authorized officer of the Company.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                   SECTION 10

                            MISCELLANEOUS PROVISIONS

10.1     Appendices

         Any Appendix to this Plan, as amended from time to time, is incorporated into the Plan and made a part of the terms and conditions of this Plan.

10.2     ERISA Status

         This Plan shall constitute a plan which is unfunded and which is maintained primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(l) of ERISA.

10.3     Unfunded Nature of the Obligation

         The obligation to pay benefits under the Plan shall at all times be an unfunded, unsecured obligation of the Employer. The Employer is not obligated to purchase any annuity contracts to provide benefits under the Plan, to establish a trust for the purpose of receiving contributions and paying benefits under the Plan, or to otherwise set aside funds for the purpose of providing Plan benefits.

10.4     Facility of Payment

         In the event any benefit under this Plan shall be payable to a person who is under legal disability or is in any way incapacitated so as to be unable to manage his or her financial affairs, the Administrative Committee may direct payment of such benefit to a duly appointed guardian, committee or other legal representative of such person, or in the absence of a guardian or legal representative, to a custodian for such person under a Uniform Gifts to Minors Act or to any relative of such person by blood or marriage, for such person's benefit. Any payment made in good faith pursuant to this provision shall fully discharge the Company and the Plan of any liability to the extent of such payment.

10.5     Governing Law

         The Plan shall be construed in accordance with ERISA and the laws of the State of Washington, to the extent not preempted by ERISA.

10.6     Limitation on Assignment

         Benefits under this Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void. A Participant's or Beneficiary's interest in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process.

10.7     No Additional Rights

         No person shall have any rights under the Plan, except as, and only to the extent, expressly provided for in the Plan. Neither the establishment or amendment of the Plan or the creation of any fund or account, or the payment of benefits, nor any action of an Employer or the Administrative Committee shall be held or construed to confer upon any person any right to be continued as an employee, or, upon dismissal, any right or interest in any account or fund

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995
         other than as herein provided. The Company and the other Employers expressly reserve the right to discharge any employee at any time with or without cause.

10.8     Notice

         All notices, statements, reports and other communications from the Company or Administrative Committee to any employee or other person required or permitted under the Plan shall be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such employee, or other person at his or her address last appearing on the Company's records.

10.9     Severability

         If any provision of this Plan is held unenforceable or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if the unenforceable or invalid provisions had never been included.

10.10    Tax Consequences and Withholding

         The Company does not represent or guarantee that any particular federal or state income, payroll, Social Security, or other tax consequences will result from participation in the Plan. A Participant should consult with professional tax advisors to determine the tax consequences of his or her participation in the Plan.

         All payments of federal or state income, Social Security, payroll, or other tax required with respect to contributions or benefits under the Plan shall be satisfied by withholding the required amount from the Participant's salary or Plan benefit payment, or if the Participant's salary or benefit payment is insufficient to satisfy any required tax payments, the Participant shall satisfy the payments in a manner approved by the Administrative Committee.

         Determinations by the Administrative Committee with respect to tax withholding shall be binding on the Participant and Beneficiaries.

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                            EXECUTION/SIGNATURE PAGE

         IN WITNESS WHEREOF, the Company has caused this Plan to be signed by its duly authorized officer this 8th day of August, 1995.

                                                    ALASKA AIR GROUP, INC.

Witness:

/s/ Keith Loveless                                  By: /s/ John F. Kelly
------------------                                      -----------------
Keith Loveless                                          John F. Kelly
Assistant Secretary                                     Chairman, President and
                                                        Chief Executive Officer

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                   APPENDIX I
                                     TO THE
                             ALASKA AIR GROUP, INC.
               1995 ELECTED OFFICERS SUPPLEMENTARY RETIREMENT PLAN
                               (as of July 1,2000)

Pursuant to Section 2 of the Plan, the following Elected Officers shall be Participants in the Plan beginning on the date listed below and shall cease to be active Participants on the date listed below:

                             Participation                                                              Active
                              Commencement                    Company        Elected Officer        Participation
          Name                 Date (PCD)                  Service on PCD    Service on PCD             Ceases
1.  William S. Ayer        August 8, 1995                      13.02               0

2.  Michel A. Swanigan     October 23, 1995                    15.54               0               January 31,2000

3.  Keith Loveless         May 21, 1996                        10.06               0

4.  Dennis J. Hamel        July 29, 1997                       13.88               0

5.  William L. MacKay      July 29, 1997                       20.93               0

6.  Robert M. Reeder       July 29, 1997                        7.38               0

7.  Gregg A. Saretsky      March 15, 1998                          0               0

8.  Robin L. Krueger       January 26, 1 999                   15.06               0               July 1, 1999

9.  Bradley D. Tilden      January 26, 1999                     7.93               0

10. William F. Weaver      October 26, 1999                     2.90               0

11. David A. Prewitt       June 1, 2000                            0               0

ACKNOWLEDGED AND ACCEPTED
ALASKA AIR GROUP, INC.

By:________________________
   John F. Kelly
   Chairman and Chief Executive Officer

Date:______________________

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995

                                   APPENDIX II
                                     TO THE
                             ALASKA AIR GROUP, INC.
               1995 ELECTED OFFICERS SUPPLEMENTARY RETIREMENT PLAN

"Employer" as defined in Section 1.19 shall also include the following employers during the following period of time.

           Employer                Beginning Date        Ending Date
           --------                --------------        -----------
1. Alaska Airlines, Inc.           August 8, 1995

2. Horizon Air Industries, Inc.    August 8, 1995

ACKNOWLEDGED AND ACCEPTED
ALASKA AIR GROUP, INC.

By: /s/ John F. Kelly
    -----------------
    John F. Kelly
    Chairman and Chief Executive Officer

Date: 12/31/97

Alaska Air Group, Inc.
1995 Elected Officers Supplementary Retirement Plan
Effective August 8, 1995                                                      29

                                 FIRST AMENDMENT
                                     TO THE
                             ALASKA AIR GROUP, INC.
              1995 ELECTED OFFICERS SUPPLEMENTARY RETIREMENT PLAN

         The Alaska Air Group, Inc. 1995 Elected Officers Supplementary Retirement Plan, effective August 8, 1995 (the "Plan"), is amended as follows, effective January 30, 2002 unless otherwise specified below:

I. The first sentence of Section 1.1 Actuarial Equivalence is deleted in its entirety and replaced with the following:

         "Actuarial Equivalence" and its derivatives as the context requires (such as "Actuarially Equivalent") mean that the present value of two
         (2) single sum payments, two (2) series of payments, a single sum and a series of payments, or payments commencing at different times, are of equal value when computed as follows:

II. Section 1.30 Qualified Plan is deleted in its entirety and replaced with the following;

         1.30     Qualified Defined Benefit Plan

         "Qualified Defined Benefit Plan" means the Alaska Air Group, Inc. Retirement Plan for Salaried Employees, as amended and restated effective January 1, 2000 and as subsequently amended.

III. Section 1.31 Qualified Plan Benefit is deleted in its entirety and replaced with the following, and Section 1.32 Retirement Date is redesignated as Section 1.31:

         Section 1.32 Retirement Offset

         "Retirement Offset" means the sum of (a), (b) and (c) below:

         (a)      Qualified Plan Offset

                  The Actuarial Equivalent of the vested monthly benefit the Participant is actually entitled to receive under the Qualified Defined Benefit Plan determined as though benefits under the Qualified Defined Benefit Plan commence at the same time and are payable in the same form of payment as benefits under this Plan, adjusted as follows:

                  (i)      Reduction of Offset for Non-Officer Service

                           The amount determined under (a) shall be reduced by the Actuarial Equivalent of the vested monthly benefit the Participant would be entitled to receive under the Qualified Defined Benefit Plan if the Participant's Credited Service (as defined in the Qualified Defined Benefit Plan) earned after the date the Participant became an Elected Officer were disregarded in determining the benefit; and

                  (ii)     Increase for Enhanced Match Election

                           If the Participant elected the enhanced match pursuant to Section 2.6 of the Qualified Defined Benefit Plan, the amount determined under (a) shall be increased by the Actuarial Equivalent of the additional vested monthly benefit the Participant would have been entitled to receive under the Qualified Defined Benefit Plan if the Participant had not elected the enhanced match; and

         (b)      Phantom Offset

                  If the Participant has never been a participant in the Qualified Defined Benefit Plan, the Actuarial Equivalent of the vested monthly benefit that would be determined under (a), as adjusted by (a)(i) if the Participant had participated in the Qualified Defined Benefit Plan; and

         (c)      Supplementary Plan Offset

                  The Actuarial Equivalent of the vested monthly benefit the Participant is actually entitled to receive under a Supplementary Plan, determined as though benefits under the Supplementary Plan commence at the same time and are payable in the same form of payment as benefits under this Plan, reduced by the Actuarial Equivalent of the vested monthly benefit the Participant would be entitled to receive under the Supplementary Plan if the Participant's service after the date the Participant became an Elected Officer were disregarded in determining the benefit.

IV. The following new Section 1.34 Supplementary Plan is inserted immediately after Section 1.33 Social Security Benefit and the subsequent Sections are renumbered 1.35 through 1.38:

         Section 1.34 Supplementary Plan

         "Supplementary Plan" means any unfunded deferred compensation plan maintained by an Employer:

         (a) that is exempted (or is intended to be exempted) from Parts 2, 3 and 4 of Subtitle B of ERISA under ERISA Sections 201(2), 301(3) and 401(a)(l);

         (b) that provides a defined benefit at retirement (rather than defined contributions to the Participant's account); and

         (c) that is intended by its stated terms to supplement or replace benefits provided under the Qualified Defined Benefit Plan.

V. Section 3.2 Normal Retirement Benefit, subsection (b) is deleted in its entirety and replaced with the following:

         (b)      second, reduced by the Retirement Offset, as defined in
                  Section 1.32;

VI. Section 3.3 Early Retirement Benefit subsection (c) is deleted in its entirety and replaced with the following:

         (c)      third, reduced by the Retirement Offset, as defined in Section
                  1.32;

VII. Section 3.4 Late Retirement Benefit, subsection (b) is deleted in its entirety and replaced with the following:

         (b)      second, reduced by the Retirement Offset, as defined in
                  Section 1.32;

VIII. Effective January 1, 2002, Section 8.8 Claim and Review Procedure is deleted in its entirety and replaced with the following:

         8.8      Claim and Review Procedures

                  (a)      Application for Benefits

                           Any person or the person's authorized representative (the "Claimant") may apply for, claim, or request information about, Plan benefits by submitting a signed, written application to the Administrative Committee.

                  (b)      Denial of Application

                           If the Administrative Committee denies an application in whole or in part, the Administrative Committee shall notify the Claimant in writing or electronically of the denial and the Claimant's right to request a review of the denial. The notice of denial shall set forth, in a manner calculated to be understood by the Claimant:

                           (i)      specific reasons for the denial,

                           (ii) specific references to the applicable Plan provisions on which the denial was based,

                           (iii) a description of any information or material necessary to perfect the application and an explanation of why such material is necessary,

                           (iv)     an explanation of the Plan's review
                                    procedure and the time limits for review, and

                           (v) a statement of the Claimant's right to bring a civil action under ERISA following an adverse determination on review.

                           The denial notice will be given to the Claimant within ninety (90) days after the Administrative Committee receives the application unless special circumstances require an extension of time for processing the application. In no event will an extension exceed a period of ninety (90) days after the end of the initial 90-day period. If an extension is required, written notice of the extension shall be furnished to the Claimant before the end of the initial 90-day period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to render a decision. If a written denial notice is not given to the Claimant within the period prescribed by this
                           Section 8.8(b), the application is deemed to have been denied for purposes of section 8.8(d).

                  (c)      Review Panel

                           From time to time, the Company shall appoint a Review Panel. The "Review Panel" will consist of three (3) or more individuals who may be (but need not be) Employees of the Company and shall be the named fiduciary" with authority to act on any appeal of a denied application. Members of the Administrative Committee may be appointed to the Review Panel. The Review Panel has discretionary authority to decide all issues of fact or law. Any decision by the Review Panel that is not established to be an abuse of discretion must be upheld.

                  (d)      Request for Review

                           A Claimant whose application is denied, in whole or in part, may appeal the denial by submitting to the Review Panel a written request for a review of the denial. The request for review must be submitted to the Review Panel within sixty (60) days after the Claimant receives written notice of the denial. Upon request and free of charge, the Claimant shall be permitted reasonable access to, and copies of, relevant information and documents. The

                           Review Panel shall give the Claimant an opportunity to submit written information, documents, records and comments in support of the appeal. In making its decision, the Review panel will take the Claimant's submissions into account, regardless of whether this information was available in considering the initial request.

                  (e)      Decision on Review

                           The Review Panel will deliver to the Claimant an electronic or written decision within a reasonable time, but no later than sixty (60) days after receipt of the Claimant's request for review. In special circumstances, the period may be extended up to an additional sixty (60) days. If an extension is required, written notice of the extension will be furnished to the Claimant before the end of the initial 60-day period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Review Panel expects to render a decision. If a written decision is not given to the Claimant within the period prescribed by this Section 8.8(e), the decision is deemed to be adverse. If the decision is adverse, in whole or in part, the decision shall set forth in a manner calculated to be understood by the
                           Claimant:

                           (i) specific reasons for the adverse decision with specific references to the applicable Plan provisions on which the decision was based,

                           (ii) a statement that, upon request and free of charge, the Claimant is entitled reasonable access to, and copies of, relevant information and documents,

                           (iii) a description of any voluntary appeals procedures and a statement of the Claimant's right to obtain information about these procedures, and

                           (iv) a statement of the Claimant's right to bring a civil action under ERISA.

                  (f)      Rules and Procedures

                           The Administrative Committee and the Review Panel shall establish additional administrative procedures in accordance with this Section 8.8 and ERISA as they deem necessary or appropriate, including safeguards to insure and verify that decisions under this
                           Section 8.8 are made in accordance with the Plan document and are applied consistently to similarly-situated Participants and

                           Beneficiaries. Additional administrative procedures may include, but are not limited to, protocols, guidelines, periodic review and audits.

                  (g)      Exhaustion of Administrative Remedies

                           No legal or equitable action for benefits under the Plan shall be brought unless and until the Claimant has satisfied the procedures in this Section 8.8.

IX. The first sentence of Section 10.3 Unfunded Nature of the Obligation is deleted in its entirety and replaced with the following:

                  No Participant, spouse or Beneficiary shall have any rights with respect to any benefits except as a general, unsecured creditor of the Employer.

         IN WITNESS WHEREOF, the Compensation Committee of the Board of Directors of Alaska Air Group, Inc. has caused this First Amendment to be signed by its duly-authorized Chair as of January 30, 2002.

Witness:                                     COMPENSATION COMMITTEE OF THE
                                             BOARD OF DIRECTORS OF ALASKA
                                             AIR GROUP, INC.

/s/ Keith Loveless                           /s/ R. Marc Langland
----------------------------------           -----------------------------
Keith Loveless                               R. Marc Langland, Chair
Vice President of Legal &
Corporate Affairs, General Counsel

                                SECOND AMENDMENT
                                     TO THE
                             ALASKA AIR GROUP, INC.
               1995 ELECTED OFFICERS SUPPLEMENTARY RETIREMENT PLAN

         The Alaska Air Group, Inc. 1995 Elected Officers Supplementary Retirement Plan, effective August 8, 1995 (the "Plan"), is amended as follows, effective August 28, 2002 unless otherwise specified below:

I. The first clause of Section 1.1(a) Actuarial Equivalence is replaced with the following:

         (a) For purposes of Sections 3.2 Normal Retirement Benefit, 3.6 Post-Retirement, Lump-Sum Benefit, 4.1(c) Ten Year Certain and Life Annuity, 4.1(d) Ten Year Certain Installments and 5.3 Amount of Change of Control Benefit, Actuarial Equivalence shall be computed using the following:

II. Section 1.1 Actuarial Equivalence is amended by inserting the following new Section 1.1(e):

         (e) For purposes of Section 3.6 Post-Retirement, Lump-Sum Benefit, the lump sum that is Actuarially Equivalent to the remaining monthly benefits otherwise payable is determined as follows:

                  (i) for a Participant whose benefit is reduced by the Participant's Social Security Benefit, the Actuarial Equivalent of the remaining benefits otherwise payable is determined assuming that the Participant's Social Security Benefit does not increase after the first day of the most recent month for which a payment was made.

                  (ii) for a Participant whose benefit is not reduced by a Social Security Benefit, the Actuarial Equivalent of the remaining benefits otherwise payable is determined assuming that the Participant begins receiving monthly Social Security Benefits on the later of the first day of the most recent month for which a payment was made, or the earliest date on which the Participant is eligible for a benefit from Social Security. The amount of the monthly Social Security Benefit assumed to be received by the Participant is determined in accordance with the Social Security Act in effect as of the first day of the most recent month for which a payment was made and is based on the following assumptions:

                           (1) assuming the Participant's Wages exceed the taxable wage base provided under Section 230 of the Social Security Act for each Plan Year beginning with the Plan Year in which the Participant attained age twenty one (21) and ending with the last Plan Year ending before the first day of the most recent month for which a payment was made;

                           (2) assuming the Participant has no Wages during or after the Plan Year in which occurs the first day of the most recent month for which a payment was made; and

                           (3) assuming the Social Security Benefits do not increase after the assumed Social Security Benefit beginning date.

III. A new Section 3.6 Post-Retirement, Lump-Sum Benefit is inserted immediately after Section 3.5 Cost of Living Adjustment:

         Section 3.6       Post-Retirement, Lump-Sum Benefit

                  A Participant who has already begun receiving Normal, Early or Late Retirement Benefits in one of the payment forms under
                  Section 4.1 may elect to receive a post-retirement lump sum.

                  (a)      Definition

                           A post-retirement, lump-sum benefit is one (1) payment that is Actuarially Equivalent to the remaining monthly benefit payments that otherwise would be payable, reduced by ten percent (10%). A post-retirement lump sum will be paid as soon as administratively feasible after the Participant's lump-sum election is approved. Once a lump sum is paid, the Participant, the Participant's spouse and the Participant's Beneficiary have no other benefits or rights under the Plan.

                  (b)      Form and Manner of Election

                           A post-retirement lump sum can be elected only by a Participant (not by a spouse or Beneficiary). A Participant's lump-sum election must be made in the form and manner prescribed by the Administrative Committee, and the election is subject to approval of the Administrative Committee. Once a Participant elects and receives a lump sum, the election cannot be changed.

                  (c)      Right to Amend or Eliminate

                           Notwithstanding Section 9.1(a), the Company may amend or delete this Section 3.6 at any time, if the Board determines in its sole discretion that such amendment is required by law or regulations or is necessary or advisable to avoid unfavorable tax consequences.

                           Any amendment of this Section 3.6 shall be made in accordance with the procedures set forth in Section 9.1(c).

IV. The last sentence of Section 4.3(a) Advance Election is deleted and replaced in its entirety with the following:

         Except as provided in Section 3.6, once benefit payments commence, the payment form cannot be changed by the Participant or Beneficiary.

         IN WITNESS WHEREOF, the Compensation Committee of the Board of Directors of Alaska Air Group, Inc. has caused this Second Amendment to be signed by its duly-authorized Chair as of August 28, 2002.

Witness:                                           COMPENSATION COMMITTEE OF THE
                                                   BOARD OF DIRECTORS OF ALASKA
                                                   AIR GROUP, INC.

/s/ Keith Loveless                                 /s/ R. Marc Langland
----------------------------------                 -----------------------------
Keith Loveless                                     R. Marc Langland, Chair
Vice President of Legal &
Corporate Affairs, General Counsel